SunTrust Banks, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in millions, except per share data)

	Three Months Ended December 31		% Change	Twelve Months Ended December 31		% Change
	2005	2004		2005	2004
EARNINGS & DIVIDENDS
Net income	$518.5	$455.7	13.8%	$1,987.2	$1,572.9	26.3%
Total revenue – FTE[2]	2,005.0	1,859.9	7.8	7,809.5	6,348.0	23.0
Total revenue – FTE excluding securities gains and losses and net gain on sale of RCM assets[1]	2,004.4	1,879.3	6.7	7,793.3	6,389.7	22.0
Net income per average common share
Diluted	1.43	1.26	13.5	5.47	5.19	5.4
Basic	1.44	1.27	13.4	5.53	5.25	5.3
Dividends paid per average common share	0.55	0.50	10.0	2.20	2.00	10.0
CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets	$175,769	$156,570	12.3%	$168,089	$133,754	25.7%
Earning assets	154,380	136,450	13.1	147,435	118,906	24.0
Loans	113,828	100,137	13.7	108,742	86,214	26.1
Consumer and commercial deposits	95,257	90,601	5.1	93,355	77,092	21.1
Brokered and foreign deposits	21,010	10,671	96.9	17,052	10,041	69.8
Shareholders' equity	16,876	15,819	6.7	16,526	11,469	44.1
As of
Total assets	179,713	158,870	13.1
Earning assets	157,661	138,727	13.6
Loans	114,555	101,426	12.9
Allowance for loan and lease losses	1,028	1,050	(2.1)
Consumer and commercial deposits	97,572	92,110	5.9
Brokered and foreign deposits	24,481	11,252	117.6
Shareholders' equity	16,887	15,987	5.6
FINANCIAL RATIOS & OTHER DATA
Return on average total assets	1.17%	1.16%	0.9%	1.18%	1.18%	—%
Return on average assets less net unrealized securities gains[1]	1.15	1.18	(2.5)	1.17	1.19	(1.7)
Return on average total equity	12.19	11.46	6.4	12.02	13.71	(12.3)
Return on average realized equity[1]	12.75	12.54	1.7	12.70	15.65	(18.8)
Net interest margin[2]	3.10	3.21	(3.4)	3.16	3.15	0.3
Efficiency ratio[2]	60.20	61.78	(2.6)	60.06	61.39	(2.2)
Tangible efficiency ratio[1]	58.79	60.07	(2.1)	58.54	60.17	(2.7)
Effective tax rate	28.97	30.65	(5.5)	30.67	30.31	1.2
Full-time equivalent employees	33,406	33,156	0.8
Number of ATM's	2,782	2,804	(0.8)
Full service banking offices	1,657	1,676	(1.1)
Traditional	1,325	1,344	(1.4)
In-store	332	332	—
Tier 1 capital ratio	7.01%	7.16%	(2.1)%
Total capital ratio	10.57	10.36	2.0
Tier 1 leverage ratio	6.65	6.64	0.2
Total average shareholders' equity to total average assets	9.60	10.10	(5.0)	9.83	8.58	14.6
Tangible equity to tangible assets[1]	5.56	5.67	(1.9)
Book value per share	46.65	44.30	5.3
Market price:
High	75.46	74.38	1.5	75.77	76.65	(1.1)
Low	65.32	67.03	(2.6)	65.32	61.27	6.6
Close	72.76	73.88	(1.5)	72.76	73.88	(1.5)
Market capitalization	26,338	26,659	(1.2)
Average common shares outstanding (000s)
Diluted	363,175	362,661	0.1	363,454	303,309	19.8
Basic	359,203	357,524	0.5	359,066	299,375	19.9

[1]	See Appendix A for a reconcilement of non-GAAP performance measures. "RCM" refers to Receivables Capital Management.

[2]	Revenue, the net interest margin and efficiency ratios are presented on a fully taxable-equivalent ("FTE") basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

Revenue – FTE equals net interest income – FTE plus noninterest income.

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER FINANCIAL HIGHLIGHTS
(Dollars in millions, except per share data)

	Three Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
EARNINGS & DIVIDENDS
Net income	$518.5	$510.8	$465.7	$492.3	$455.7
Total revenue – FTE[2]	2,005.0	2,008.1	1,913.3	1,883.0	1,859.9
Total revenue – FTE excluding securities gains and losses and net gain on sale of RCM assets[1]	2,004.4	2,006.7	1,913.4	1,868.8	1,879.3
Net income per average common share
Diluted	1.43	1.40	1.28	1.36	1.26
Basic	1.44	1.42	1.30	1.37	1.27
Dividends paid per average common share	0.55	0.55	0.55	0.55	0.50
CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets	$175,769	$169,934	$165,254	$161,218	$156,570
Earning assets	154,380	149,282	145,058	140,853	136,450
Loans	113,828	110,818	106,967	103,216	100,137
Consumer and commercial deposits	95,257	94,076	93,065	90,968	90,601
Brokered and foreign deposits	21,010	17,969	15,709	13,424	10,671
Shareholders' equity	16,876	16,823	16,276	16,119	15,819
As of
Total assets	179,713	172,416	168,953	164,811	158,870
Earning assets	157,661	151,469	147,996	143,678	138,727
Loans	114,555	112,411	109,594	104,761	101,426
Allowance for loan and lease losses	1,028	1,030	1,036	1,024	1,050
Consumer and commercial deposits	97,572	94,465	93,814	93,035	92,110
Brokered and foreign deposits	24,481	19,265	15,763	14,499	11,252
Shareholders' equity	16,887	16,718	16,646	16,104	15,987
FINANCIAL RATIOS & OTHER DATA
Return on average total assets	1.17%	1.19%	1.13%	1.24%	1.16%
Return on average assets less net unrealized securities gains[1]	1.15	1.18	1.11	1.23	1.18
Return on average total equity	12.19	12.05	11.48	12.39	11.46
Return on average realized equity[1]	12.75	12.81	12.02	13.23	12.54
Net interest margin[2]	3.10	3.12	3.16	3.25	3.21
Efficiency ratio[2]	60.20	58.62	61.30	60.22	61.78
Tangible efficiency ratio[1]	58.79	57.13	59.74	58.56	60.07
Effective tax rate	28.97	31.12	30.90	31.71	30.65
Full-time equivalent employees	33,406	33,013	32,751	33,139	33,156
Number of ATM's	2,782	2,769	2,761	2,804	2,804
Full service banking offices	1,657	1,647	1,642	1,693	1,676
Traditional	1,325	1,319	1,319	1,346	1,344
In-store	332	328	323	347	332
Tier 1 capital ratio	7.01%	7.03%	7.04%	7.07%	7.16%
Total capital ratio	10.57	10.66	10.25	10.44	10.36
Tier 1 leverage ratio	6.65	6.64	6.65	6.61	6.64
Total average shareholders' equity to total average assets	9.60	9.90	9.85	10.00	10.10
Tangible equity to tangible assets[1]	5.56	5.68	5.72	5.52	5.67
Book value per share	46.65	46.28	45.96	44.59	44.30
Market price:
High	75.46	75.77	75.00	74.18	74.38
Low	65.32	68.85	69.60	69.00	67.03
Close	72.76	69.45	72.24	72.07	73.88
Market capitalization	26,338	25,089	26,162	26,030	26,659
Average common shares outstanding (000s)
Diluted	363,175	363,854	363,642	363,138	362,661
Basic	359,203	359,702	359,090	358,253	357,524

[1]	See Appendix A for a reconcilement of non-GAAP performance measures.

[2]	Revenue, the net interest margin and efficiency ratios are presented on a fully taxable-equivalent ("FTE") basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

Revenue – FTE equals net interest income – FTE plus noninterest income.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	As of December 31		Increase/(Decrease)
	2005	2004	Amount	%
ASSETS
Cash and due from banks	$4,659,664	$3,876,741	$782,923	20.2%
Interest-bearing deposits in other banks	332,444	15,929	316,515	1,987.0
Funds sold and securities purchased under
agreements to resell	1,313,498	1,596,269	(282,771)	(17.7)
Trading assets	2,811,225	2,183,645	627,580	28.7
Securities available for sale[1]	26,525,821	28,941,080	(2,415,259)	(8.3)
Loans held for sale	13,695,613	6,580,223	7,115,390	108.1
Loans:
Commercial	33,764,183	31,823,812	1,940,371	6.1
Real estate:
Home equity lines	13,635,705	11,519,168	2,116,537	18.4
Construction	11,046,903	7,845,416	3,201,487	40.8
Residential mortgages	29,877,312	24,553,498	5,323,814	21.7
Commercial real estate	12,516,035	12,083,747	432,288	3.6
Consumer	13,450,245	13,425,227	25,018	0.2
Business credit card	264,512	175,304	89,208	50.9
Total loans	114,554,895	101,426,172	13,128,723	12.9
Allowance for loan and lease losses	(1,028,128)	(1,050,024)	21,896	(2.1)
Net loans	113,526,767	100,376,148	13,150,619	13.1
Goodwill	6,835,168	6,806,013	29,155	0.4
Other intangible assets	1,122,967	1,061,451	61,516	5.8
Other assets	8,889,674	7,432,285	1,457,389	19.6
Total assets[2]	$179,712,841	$158,869,784	$20,843,057	13.1
LIABILITIES
Noninterest-bearing consumer and commercial deposits	$26,327,663	$24,878,314	$1,449,349	5.8%
Interest-bearing consumer and commercial deposits:
NOW accounts	17,781,451	18,015,479	(234,028)	(1.3)
Money market accounts	25,484,016	24,521,460	962,556	3.9
Savings	5,423,878	7,683,016	(2,259,138)	(29.4)
Consumer time	13,436,072	12,068,785	1,367,287	11.3
Other time	9,119,302	4,942,641	4,176,661	84.5
Total consumer and commercial deposits	97,572,382	92,109,695	5,462,687	5.9
Brokered deposits	15,644,932	6,100,911	9,544,021	156.4
Foreign deposits	8,835,864	5,150,645	3,685,219	71.5
Total deposits	122,053,178	103,361,251	18,691,927	18.1
Funds purchased	4,258,013	3,882,342	375,671	9.7
Securities sold under agreements to
repurchase	6,116,520	5,460,489	656,031	12.0
Other short-term borrowings	1,937,624	2,062,549	(124,925)	(6.1)
Long-term debt	20,779,249	22,127,166	(1,347,917)	(6.1)
Trading liabilities	1,529,325	1,098,563	430,762	39.2
Other liabilities	6,151,537	4,890,525	1,261,012	25.8
Total liabilities	162,825,446	142,882,885	19,942,561	14.0
SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	370,578	370,578	—	—
Additional paid in capital	6,761,684	6,749,219	12,465	0.2
Retained earnings	9,310,978	8,118,710	1,192,268	14.7
Treasury stock, at cost, and other	(493,936)	(528,558)	34,622	(6.6)
Accumulated other comprehensive income	938,091	1,276,950	(338,859)	(26.5)
Total shareholders' equity	16,887,395	15,986,899	900,496	5.6
Total liabilities and shareholders' equity	$179,712,841	$158,869,784	$20,843,057	13.1
Common shares outstanding	361,984,193	360,840,710	1,143,483	0.3
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	8,594,205	9,737,688	(1,143,483)	(11.7)

[1] Includes net unrealized gains of	$1,572,033	$2,010,165	($438,132)	(21.8)
[2] Includes earning assets of	157,661,463	138,726,585	18,934,878	13.6

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	As of
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
ASSETS
Cash and due from banks	$4,659,664	$4,228,590	$4,476,229	$4,178,424	$3,876,741
Interest-bearing deposits in other banks	332,444	22,694	24,255	17,456	15,929
Funds sold and securities purchased under
agreements to resell	1,313,498	1,208,087	1,496,544	1,764,554	1,596,269
Trading assets	2,811,225	2,470,160	2,489,467	2,516,512	2,183,645
Securities available for sale[1]	26,525,821	26,867,580	28,767,390	29,374,017	28,941,080
Loans held for sale	13,695,613	10,378,411	7,656,249	6,955,538	6,580,223
Loans
Commercial	33,764,183	33,109,716	33,750,907	33,261,968	31,823,812
Real estate:
Home equity lines	13,635,705	13,268,826	12,812,764	11,974,594	11,519,168
Construction	11,046,903	10,225,044	9,540,554	8,430,066	7,845,416
Residential mortgages	29,877,312	28,646,871	26,756,044	25,554,889	24,553,498
Commercial real estate	12,516,035	12,566,702	12,692,682	11,957,627	12,083,747
Consumer	13,450,245	14,343,108	13,824,152	13,394,083	13,425,227
Business credit card	264,512	250,543	217,097	187,632	175,304
Total loans	114,554,895	112,410,810	109,594,200	104,760,859	101,426,172
Allowance for loan and lease losses	(1,028,128)	(1,029,855)	(1,036,173)	(1,023,746)	(1,050,024)
Net loans	113,526,767	111,380,955	108,558,027	103,737,113	100,376,148
Goodwill	6,835,168	6,841,631	6,873,111	6,861,721	6,806,013
Other intangible assets	1,122,967	1,112,873	1,094,803	1,073,154	1,061,451
Other assets	8,889,674	7,905,115	7,516,500	8,332,465	7,432,285
Total assets[2]	$179,712,841	$172,416,096	$168,952,575	$164,810,954	$158,869,784
LIABILITIES
Noninterest-bearing consumer and commercial deposits	$26,327,663	$24,548,595	$24,514,476	$24,448,291	$24,878,314
Interest-bearing consumer and commercial deposits:
NOW accounts	17,781,451	16,896,647	17,574,815	17,897,932	18,015,479
Money market accounts	25,484,016	26,065,278	25,798,052	25,017,969	24,521,460
Savings	5,423,878	5,670,516	6,124,696	7,382,097	7,683,016
Consumer time	13,436,072	12,786,056	12,131,283	12,796,957	12,068,785
Other time	9,119,302	8,497,819	7,670,308	5,492,237	4,942,641
Total consumer and commercial deposits	97,572,382	94,464,911	93,813,630	93,035,483	92,109,695
Brokered deposits	15,644,932	12,837,377	11,419,706	8,183,776	6,100,911
Foreign deposits	8,835,864	6,427,770	4,343,762	6,315,625	5,150,645
Total deposits	122,053,178	113,730,058	109,577,098	107,534,884	103,361,251
Federal funds purchased	4,258,013	3,085,738	5,199,559	3,744,742	3,882,342
Securities sold under agreements to
repurchase	6,116,520	6,603,466	6,712,000	6,368,963	5,460,489
Other short-term borrowings	1,937,624	3,173,951	2,728,111	2,167,383	2,062,549
Long-term debt	20,779,249	22,364,776	21,565,176	22,498,447	22,127,166
Trading liabilities	1,529,325	1,064,603	1,003,495	1,051,095	1,098,563
Other liabilities	6,151,537	5,675,754	5,520,940	5,341,181	4,890,525
Total liabilities	162,825,446	155,698,346	152,306,379	148,706,695	142,882,885
SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—	—
Common stock, $1.00 par value	370,578	370,578	370,578	370,578	370,578
Additional paid in capital	6,761,684	6,758,901	6,763,940	6,754,301	6,749,219
Retained earnings	9,310,978	8,991,168	8,679,452	8,412,574	8,118,710
Treasury stock, at cost, and other	(493,936)	(541,176)	(465,736)	(523,790)	(528,558)
Accumulated other comprehensive income	938,091	1,138,279	1,297,962	1,090,596	1,276,950
Total shareholders' equity	16,887,395	16,717,750	16,646,196	16,104,259	15,986,899
Total liabilities and shareholders' equity	$179,712,841	$172,416,096	$168,952,575	$164,810,954	$158,869,784
Common shares outstanding	361,984,193	361,248,048	362,159,995	361,176,868	360,840,710
Common shares authorized	750,000,000	750,000,000	750,000,000	750,000,000	750,000,000
Treasury shares of common stock	8,594,205	9,330,350	8,418,403	9,401,530	9,737,688

[1] Includes net unrealized gains of	$1,572,033	$1,888,990	$2,032,317	$1,710,792	$2,010,165
[2] Includes earning assets of	157,661,463	151,468,752	147,995,788	143,678,144	138,726,585

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	Three Months Ended				Twelve Months Ended
	December 31		Increase/(Decrease)		December 31		Increase/(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
Interest income	$2,175,340	$1,604,267	$571,073	35.6%	$7,731,309	$5,218,382	$2,512,927	48.2%
Interest expense	988,304	520,063	468,241	90.0	3,152,343	1,533,227	1,619,116	105.6
NET INTEREST INCOME	1,187,036	1,084,204	102,832	9.5	4,578,966	3,685,155	893,811	24.3
Provision for loan losses	48,126	37,099	11,027	29.7	176,886	135,537	41,349	30.5
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	1,138,910	1,047,105	91,805	8.8	4,402,080	3,549,618	852,462	24.0
NONINTEREST INCOME
Service charges on deposit accounts	196,792	196,960	(168)	(0.1)	772,519	700,022	72,497	10.4
Trust and investment management income	172,900	160,526	12,374	7.7	673,720	586,783	86,937	14.8
Retail investment services	53,250	53,185	65	0.1	213,274	192,811	20,463	10.6
Other charges and fees	115,507	110,509	4,998	4.5	456,481	390,494	65,987	16.9
Investment banking income	59,727	61,671	(1,944)	(3.2)	216,530	206,730	9,800	4.7
Trading account profits and commissions	27,418	44,032	(16,614)	(37.7)	145,120	127,799	17,321	13.6
Card fees	57,688	49,308	8,380	17.0	210,779	153,439	57,340	37.4
Net gain on sale of RCM assets	—	—	—	—	23,382	—	23,382	100.0
Mortgage production related income	34,817	21,565	13,252	61.5	144,885	57,847	87,038	150.5
Mortgage servicing related income	13,519	9,584	3,935	41.1	41,856	11,083	30,773	277.7
Other noninterest income	65,705	71,040	(5,335)	(7.5)	263,653	219,129	44,524	20.3
Securities gains/(losses)	600	(19,377)	19,977	(103.1)	(7,155)	(41,691)	34,536	(82.8)
Total noninterest income	797,923	759,003	38,920	5.1	3,155,044	2,604,446	550,598	21.1
NONINTEREST EXPENSE
Employee compensation and benefits	643,801	612,861	30,940	5.0	2,534,211	2,168,313	365,898	16.9
Net occupancy expense	83,217	78,218	4,999	6.4	312,070	268,248	43,822	16.3
Outside processing and software	92,305	81,368	10,937	13.4	357,387	286,270	71,117	24.8
Equipment expense	49,494	50,765	(1,271)	(2.5)	204,038	184,865	19,173	10.4
Marketing and customer development	50,133	34,389	15,744	45.8	156,711	128,291	28,420	22.2
Amortization of intangible assets	28,192	31,759	(3,567)	(11.2)	118,964	77,582	41,382	53.3
Merger expense	6,538	28,401	(21,863)	(77.0)	98,642	28,401	70,241	247.3
Other noninterest expense	253,247	231,231	22,016	9.5	908,706	755,068	153,638	20.3
Total noninterest expense	1,206,927	1,148,992	57,935	5.0	4,690,729	3,897,038	793,691	20.4
INCOME BEFORE PROVISION FOR
INCOME TAXES	729,906	657,116	72,790	11.1	2,866,395	2,257,026	609,369	27.0
Provision for income taxes	211,435	201,387	10,048	5.0	879,156	684,125	195,031	28.5
NET INCOME	$518,471	$455,729	$62,742	13.8	$1,987,239	$1,572,901	$414,338	26.3
Net interest income – FTE[1]	$1,207,061	$1,100,888	$106,173	9.6	$4,654,458	$3,743,553	$910,905	24.3
Net income per average common share
Diluted	1.43	1.26	0.17	13.5	5.47	5.19	0.28	5.4
Basic	1.44	1.27	0.17	13.4	5.53	5.25	0.28	5.3
Cash dividends paid per common share	0.55	0.50	0.05	10.0	2.20	2.00	0.20	10.0
Average shares outstanding (000s)
Diluted	363,175	362,661	514	0.1	363,454	303,309	60,145	19.8
Basic	359,203	357,524	1,679	0.5	359,066	299,375	59,691	19.9

[1]	Net interest income includes the effects of FTE adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	Three Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Interest income	$2,175,340	$1,996,674	$1,843,273	$1,716,022	$1,604,267
Interest expense	988,304	840,013	719,564	604,462	520,063
NET INTEREST INCOME	1,187,036	1,156,661	1,123,709	1,111,560	1,084,204
Provision for loan losses	48,126	70,393	47,811	10,556	37,099
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	1,138,910	1,086,268	1,075,898	1,101,004	1,047,105
NONINTEREST INCOME
Service charges on deposit accounts	196,792	198,348	193,276	184,103	196,960
Trust and investment management income	172,900	168,802	167,503	164,515	160,526
Retail investment services	53,250	52,257	52,624	55,143	53,185
Other charges and fees	115,507	117,341	112,258	111,375	110,509
Investment banking income	59,727	53,090	53,706	50,007	61,671
Trading account profits and commissions	27,418	41,837	31,819	44,046	44,032
Card fees	57,688	52,924	52,011	48,156	49,308
Net gain on sale of RCM assets	—	3,508	—	19,874	—
Mortgage production related income	34,817	65,833	26,238	17,997	21,565
Mortgage servicing related income	13,519	5,242	10,885	12,210	9,584
Other noninterest income	65,705	75,285	70,616	52,047	71,040
Securities (losses)/gains	600	(2,069)	(27)	(5,659)	(19,377)
Total noninterest income	797,923	832,398	770,909	753,814	759,003
NONINTEREST EXPENSE
Employee compensation and benefits	643,801	632,333	623,284	634,793	612,861
Net occupancy expense	83,217	79,519	73,483	75,851	78,218
Outside processing and software	92,305	92,952	89,282	82,848	81,368
Equipment expense	49,494	50,083	51,579	52,882	50,765
Marketing and customer development	50,133	38,651	36,298	31,629	34,389
Amortization of intangible assets	28,192	29,737	29,818	31,217	31,759
Merger expense	6,538	12,104	54,262	25,738	28,401
Other noninterest expense	253,247	241,692	214,819	198,948	231,231
Total noninterest expense	1,206,927	1,177,071	1,172,825	1,133,906	1,148,992
INCOME BEFORE PROVISION FOR INCOME TAXES	729,906	741,595	673,982	720,912	657,116
Provision for income taxes	211,435	230,821	208,282	228,618	201,387
NET INCOME	$518,471	$510,774	$465,700	$492,294	$455,729
Net interest income – FTE 1	$1,207,061	$1,175,742	$1,142,429	$1,129,226	$1,100,888
Net income per average common share
Diluted	1.43	1.40	1.28	1.36	1.26
Basic	1.44	1.42	1.30	1.37	1.27
Cash dividends paid per common share	0.55	0.55	0.55	0.55	0.50
Average shares outstanding (000s)
Diluted	363,175	363,854	363,642	363,138	362,661
Basic	359,203	359,702	359,090	358,253	357,524

[1]	Net interest income includes the effects of FTE adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	December 31, 2005			September 30, 2005
	Average Balances	Interest Income/ Expense	Average Yields/ Rates	Average Balances	Interest Income/ Expense	Average Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$29,893.4	$422.7	5.66%	$28,250.5	$388.4	5.50%
Real estate construction	10,147.9	173.9	6.80	9,515.7	152.6	6.36
Real estate home equity lines	13,067.7	218.2	6.62	12,648.6	195.7	6.14
Real estate commercial	12,792.1	201.7	6.26	12,872.0	193.0	5.95
Commercial – FTE	32,997.2	466.5	5.61	32,601.7	428.7	5.22
Business credit card	271.8	4.2	6.21	223.5	3.8	6.89
Consumer – direct	5,438.2	83.8	6.11	5,173.0	76.7	5.88
Consumer – indirect	8,899.1	122.0	5.44	9,179.8	124.9	5.40
Nonaccrual and restructured	320.2	3.5	4.31	353.6	3.8	4.25
Total loans	113,827.6	1,696.5	5.91	110,818.4	1,567.6	5.61
Securities available for sale:
Taxable	24,005.4	273.8	4.56	25,252.1	281.6	4.46
Tax-exempt – FTE	908.1	13.3	5.87	872.2	12.9	5.91
Total securities available for sale	24,913.5	287.1	4.61	26,124.3	294.5	4.51
Funds sold and securities purchased under agreement to resell	1,068.4	10.4	3.82	1,391.8	11.9	3.35
Loans held for sale	11,980.8	180.9	6.04	8,571.5	123.0	5.74
Interest-bearing deposits	31.9	0.3	3.96	18.5	0.2	3.72
Trading assets	2,557.7	20.2	3.13	2,357.3	18.6	3.12
Total earning assets	154,379.9	2,195.4	5.64	149,281.8	2,015.8	5.36
Allowance for loan losses	(1,034.8)			(1,036.5)
Cash and due from banks	4,349.2			4,226.8
Premises and equipment	1,833.5			1,842.6
Other assets	14,370.1			13,517.1
Unrealized gains on securities available for sale	1,871.2			2,102.2
Total assets	$175,769.1			$169,934.0
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,011.3	$52.2	1.22%	$16,853.1	$44.3	1.04%
Money market accounts	25,797.6	128.6	1.98	26,299.7	125.5	1.89
Savings	5,472.9	13.7	0.99	5,865.1	13.6	0.92
Consumer time	13,231.5	106.8	3.20	12,419.3	91.7	2.93
Other time	9,050.8	82.2	3.60	8,117.1	67.5	3.30
Total interest-bearing consumer and commercial deposits	70,564.1	383.5	2.16	69,554.3	342.6	1.95
Brokered deposits	13,658.6	142.8	4.09	10,940.4	94.6	3.38
Foreign deposits	7,351.3	74.9	3.99	7,028.8	61.5	3.42
Total interest-bearing deposits	91,574.0	601.2	2.60	87,523.5	498.7	2.26
Federal funds purchased	4,742.3	47.9	3.95	3,468.1	30.3	3.41
Securities sold under agreements to repurchase	6,452.1	58.1	3.53	6,671.1	51.7	3.03
Other short-term borrowings	2,800.6	30.7	4.35	2,625.9	24.9	3.76
Long-term debt	21,189.9	250.4	4.69	21,929.4	234.5	4.24
Total interest-bearing liabilities	126,758.9	988.3	3.09	122,218.0	840.1	2.73
Noninterest-bearing deposits	24,693.0			24,521.5
Other liabilities	7,441.6			6,371.6
Shareholders' equity	16,875.6			16,822.9
Total liabilities and shareholders' equity	$175,769.1			$169,934.0
Interest Rate Spread			2.55%			2.63%
Net Interest Income – FTE		$1,207.1		$1,175.7
Net Interest Margin			3.10%			3.12%

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	June 30, 2005			March 31, 2005			December 31, 2004
	Average Balances	Interest Income/ Expense	Average Yields/ Rates	Average Balances	Interest Income/ Expense	Average Yields/ Rates	Average Balances	Interest Income/ Expense	Average Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$26,224.1	$347.8	5.31%	$23,435.7	$300.5	5.13%	$22,461.0	$285.8	5.09%
Real estate construction	9,196.9	137.6	6.00	9,621.2	134.8	5.68	9,054.6	121.0	5.32
Real estate home equity lines	12,134.7	173.7	5.74	11,573.7	152.8	5.35	11,016.4	133.3	4.81
Real estate commercial	12,214.5	171.9	5.64	9,537.0	124.8	5.31	9,547.2	120.7	5.03
Commercial – FTE	32,393.4	398.6	4.94	33,423.9	394.9	4.79	32,223.1	360.5	4.45
Business credit card	213.1	3.5	6.52	197.7	3.4	6.81	192.6	3.2	6.69
Consumer – direct	5,404.7	79.3	5.88	6,767.2	96.6	5.79	6,706.9	93.6	5.55
Consumer – indirect	8,861.1	117.7	5.33	8,384.4	112.1	5.42	8,661.6	120.1	5.52
Nonaccrual and restructured	324.2	3.1	3.78	275.0	2.8	4.19	274.1	3.4	4.90
Total loans	106,966.7	1,433.2	5.37	103,215.8	1,322.7	5.20	100,137.5	1,241.6	4.93
Securities available for sale:
Taxable	26,526.7	293.3	4.42	26,477.7	288.3	4.36	26,389.5	275.1	4.17
Tax-exempt – FTE	857.8	12.7	5.93	836.1	12.7	6.10	848.6	13.0	6.11
Total securities available for sale	27,384.5	306.0	4.47	27,313.8	301.0	4.41	27,238.1	288.1	4.23
Funds sold and securities purchased under agreement to resell	1,560.7	11.2	2.84	1,604.3	9.7	2.41	1,301.2	6.0	1.82
Loans held for sale	6,783.0	95.7	5.65	6,393.2	86.1	5.39	5,607.0	74.7	5.33
Interest-bearing deposits	31.9	0.3	3.85	17.5	0.1	1.60	20.9	0.1	1.35
Trading assets	2,330.9	15.6	2.68	2,308.2	14.1	2.48	2,145.7	10.5	1.94
Total earning assets	145,057.7	1,862.0	5.15	140,852.8	1,733.7	4.99	136,450.4	1,621.0	4.73
Allowance for loan losses	(1,030.7)			(1,065.5)			(1,094.5)
Cash and due from banks	4,368.5			4,309.5			4,136.4
Premises and equipment	1,848.1			1,862.9			1,839.9
Other assets	13,218.4			13,225.7			13,181.2
Unrealized gains on securities available for sale	1,791.6			2,032.8			2,056.7
Total assets	$165,253.6			$161,218.2			$156,570.1
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,519.6	$38.6	0.88%	$17,479.8	$33.8	0.78%	$16,940.7	$28.3	0.66%
Money market accounts	25,472.9	102.7	1.62	24,767.4	82.1	1.34	24,507.0	66.3	1.08
Savings	6,462.4	14.2	0.88	7,506.9	15.5	0.84	8,139.3	16.8	0.82
Consumer time	12,122.0	81.2	2.69	12,324.0	75.1	2.47	12,083.9	73.6	2.42
Other time	7,177.9	54.2	3.03	5,166.6	34.9	2.74	4,748.8	30.2	2.53
Total interest-bearing consumer and commercial deposits	68,754.8	290.9	1.70	67,244.7	241.4	1.46	66,419.7	215.2	1.29
Brokered deposits	9,580.3	75.9	3.14	6,462.1	41.1	2.54	5,966.1	32.3	2.11
Foreign deposits	6,128.9	43.8	2.82	6,962.3	40.0	2.30	4,704.5	23.0	1.91
Total interest-bearing deposits	84,464.0	410.6	1.95	80,669.1	322.5	1.62	77,090.3	270.5	1.40
Federal funds purchased	3,467.7	27.0	3.08	3,870.1	23.4	2.42	3,135.2	15.1	1.89
Securities sold under agreements to repurchase	6,380.3	41.0	2.54	6,263.9	32.8	2.09	6,271.9	25.2	1.57
Other short-term borrowings	2,634.1	22.5	3.42	2,591.3	17.0	2.65	2,219.7	11.5	2.06
Long-term debt	21,547.2	218.5	4.07	22,197.7	208.8	3.82	21,961.6	197.8	3.58
Total interest-bearing liabilities	118,493.3	719.6	2.44	115,592.1	604.5	2.12	110,678.7	520.1	1.87
Noninterest-bearing deposits	24,309.7			23,723.1			24,181.7
Other liabilities	6,175.0			5,783.6			5,890.7
Shareholders' equity	16,275.6			16,119.4			15,819.0
Total liabilities and shareholders' equity	$165,253.6			$161,218.2			$156,570.1
Interest Rate Spread			2.71%			2.87%			2.86%
Net Interest Income – FTE		$1,142.4			$1,129.2			$1,100.9
Net Interest Margin			3.16%			3.25%			3.21%

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	Twelve Months Ended
	December 31, 2005			December 31, 2004
	Average Balances	Interest Income/ Expense	Average Yields/ Rates	Average Balances	Interest Income/ Expense	Average Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$26,972.2	$1,459.4	5.41%	$19,961.9	$1,015.0	5.08%
Real estate construction	9,621.6	598.9	6.22	5,728.3	275.4	4.81
Real estate home equity lines	12,361.1	740.4	5.99	8,502.6	370.4	4.36
Real estate commercial	11,865.6	691.4	5.83	9,427.9	446.0	4.73
Commercial – FTE	32,852.2	1,688.7	5.14	28,962.4	1,134.5	3.92
Business credit card	226.7	14.9	6.58	160.5	10.7	6.69
Consumer – direct	5,690.7	336.3	5.91	4,375.4	221.5	5.06
Consumer – indirect	8,833.4	476.7	5.40	8,802.4	501.6	5.70
Nonaccrual and restructured	318.5	13.2	4.14	293.1	19.0	6.48
Total loans	108,742.0	6,019.9	5.54	86,214.5	3,994.1	4.63
Securities available for sale:
Taxable	25,557.9	1,137.0	4.45	23,429.8	917.1	3.91
Tax-exempt – FTE	868.7	51.7	5.95	617.1	37.7	6.11
Total securities available for sale	26,426.6	1,188.7	4.50	24,046.9	954.8	3.97
Funds sold and securities purchased under
agreement to resell	1,404.8	43.2	3.08	1,376.9	18.6	1.35
Loans held for sale	8,447.8	485.7	5.75	5,427.1	281.3	5.18
Interest-bearing deposits	25.0	0.9	3.47	18.1	0.2	0.98
Trading assets	2,389.1	68.4	2.86	1,822.1	27.8	1.53
Total earning assets	147,435.3	7,806.8	5.30	118,905.6	5,276.8	4.44
Allowance for loan losses	(1,041.8)			(989.5)
Cash and due from banks	4,313.4			3,732.9
Premises and equipment	1,846.6			1,672.7
Other assets	13,585.9			8,060.4
Unrealized gains on securities
available for sale	1,949.4			2,372.2
Total assets	$168,088.8			$133,754.3
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,213.7	$168.9	0.98%	$13,777.5	$71.0	0.52%
Money market accounts	25,589.2	438.9	1.72	22,864.7	198.9	0.87
Savings	6,320.0	57.1	0.90	7,225.4	55.5	0.77
Consumer time	12,526.4	354.8	2.83	8,333.5	182.0	2.18
Other time	7,390.7	238.7	3.23	3,843.3	92.8	2.42
Total interest-bearing consumer
and commercial deposits	69,040.0	1,258.4	1.82	56,044.4	600.2	1.07
Brokered deposits	10,182.2	354.5	3.48	4,273.5	87.9	2.06
Foreign deposits	6,869.3	220.1	3.20	5,767.9	78.1	1.35
Total interest-bearing deposits	86,091.5	1,833.0	2.13	66,085.8	766.2	1.16
Federal funds purchased	3,888.3	128.5	3.26	3,810.5	47.9	1.24
Securities sold under agreements to repurchase	6,443.0	183.7	2.81	5,986.2	60.7	1.00
Other short-term borrowings	2,663.5	94.9	3.57	1,709.9	30.2	1.77
Long-term debt	21,713.9	912.2	4.20	18,075.4	628.2	3.48
Total interest-bearing liabilities	120,800.2	3,152.3	2.61	95,667.8	1,533.2	1.60
Noninterest-bearing deposits	24,315.0			21,047.1
Other liabilities	6,447.3			5,569.9
Shareholders' equity	16,526.3			11,469.5
Total liabilities and shareholders' equity	$168,088.8			$133,754.3
Interest Rate Spread			2.69%			2.84%
Net Interest Income – FTE		$4,654.5			$3,743.6
Net Interest Margin			3.16%			3.15%

SunTrust Banks, Inc. and Subsidiaries
OTHER FINANCIAL DATA
(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31		% Change	December 31		% Change
	2005	2004		2005	2004
CREDIT DATA
Allowance for loan and lease losses – beginning	$1,029,855	$892,974	15.3%	$1,050,024	$941,922	11.5%
Allowance from acquisitions and other activity – net	—	173,844	(100.0)	—	173,844	(100.0)
Provision for loan losses	48,126	37,099	29.7	176,886	135,537	30.5
Charge-offs
Commercial	(23,157)	(24,335)	(4.8)	(111,996)	(114,608)	(2.3)
Real estate:
Home equity lines	(7,930)	(2,729)	190.6	(24,548)	(12,625)	94.4
Construction	(3,265)	(1,002)	225.8	(6,001)	(4,115)	45.8
Residential mortgages	(5,984)	(5,183)	15.5	(22,793)	(20,197)	12.9
Commercial real estate	(1,551)	(1,218)	27.3	(3,097)	(5,515)	(43.8)
Consumer:
Direct	(9,714)	(5,393)	80.1	(37,199)	(25,139)	48.0
Indirect	(28,136)	(45,959)	(38.8)	(109,611)	(133,882)	(18.1)
Total charge-offs	(79,737)	(85,819)	(7.1)	(315,245)	(316,081)	(0.3)
Recoveries
Commercial	9,561	14,295	(33.1)	36,308	49,943	(27.3)
Real estate:
Home equity lines	1,877	1,047	79.3	6,163	3,306	86.4
Construction	90	61	47.5	798	113	606.2
Residential mortgages	2,409	1,779	35.4	8,124	6,362	27.7
Commercial real estate	369	679	(45.7)	2,678	1,392	92.4
Consumer:
Direct	3,559	2,302	54.6	13,509	10,045	34.5
Indirect	12,019	11,763	2.2	48,883	43,641	12.0
Total recoveries	29,884	31,926	(6.4)	116,463	114,802	1.4
Net charge-offs	(49,853)	(53,893)	(7.5)	(198,782)	(201,279)	(1.2)
Allowance for loan and lease losses – ending	$1,028,128	$1,050,024	(2.1)	$1,028,128	$1,050,024	(2.1)
Net charge-offs to average loans (annualized)
Commercial	0.16%	0.12%	33.3%	0.23%	0.22%	4.5%
Real estate:
Home equity lines	0.18	0.06	200.0	0.15	0.11	36.4
Construction	0.12	0.04	200.0	0.05	0.07	(28.6)
Residential mortgages	0.05	0.06	(16.7)	0.05	0.07	(28.6)
Commercial real estate	0.04	0.02	100.0	0.00	0.04	(100.0)
Consumer:
Direct	0.45	0.18	150.0	0.42	0.34	23.5
Indirect	0.72	1.56	(53.8)	0.68	1.02	(33.3)
Total net charge-offs to total average loans	0.17%	0.21%	(19.0)%	0.18%	0.23%	(21.7)%
Period Ended
Nonaccrual loans
Commercial	$70,880	$130,961	(45.9)%
Real estate:
Construction	24,442	32,842	(25.6)
Residential mortgages	103,317	104,452	(1.1)
Commercial real estate	44,603	36,684	21.6
Consumer loans	28,732	49,302	(41.7)
Total nonaccrual loans	271,974	354,241	(23.2)
Restructured loans	24,399	19,049	28.1
Total nonperforming loans	296,373	373,290	(20.6)
Other real estate owned (OREO)	30,682	28,619	7.2
Other repossessed assets	7,160	8,749	(18.2)
Total nonperforming assets	$334,215	$410,658	(18.6)
Total accruing loans past due 90 days or more	$241,806	$214,259	12.9%
Total nonperforming loans to total loans	0.26%	0.37%	(29.7)%
Total nonperforming assets to total loans plus
OREO and other repossessed assets	0.29	0.40	(27.5)
Allowance to period-end loans	0.90	1.04	(13.5)
Allowance to nonperforming loans	346.9	281.3	23.3

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER OTHER FINANCIAL DATA
(Dollars in thousands)

	Three Months Ended
	December 31 2005	September 30 2005	% Change	June 30 2005	March 31 2005	December 31 2004
CREDIT DATA
Allowance for loan and lease losses – beginning	$1,029,855	$1,036,173	(0.6)%	$1,023,746	$1,050,024	$892,974
Allowance from acquisitions and other activity – net	—	—	—	—	—	173,844
Provision for loan losses	48,126	70,393	(31.6)	47,811	10,556	37,099
Charge-offs
Commercial	(23,157)	(52,450)	(55.8)	(19,779)	(16,610)	(24,335)
Real estate:
Home equity lines	(7,930)	(6,992)	13.4	(7,344)	(2,282)	(2,729)
Construction	(3,265)	(748)	336.5	(1,191)	(797)	(1,002)
Residential mortgages	(5,984)	(9,106)	(34.3)	(1,512)	(6,191)	(5,183)
Commercial real estate	(1,551)	(328)	372.9	(393)	(825)	(1,218)
Consumer:
Direct	(9,714)	(9,229)	5.3	(13,684)	(4,572)	(5,393)
Indirect	(28,136)	(25,761)	9.2	(21,898)	(33,816)	(45,959)
Total charge-offs	(79,737)	(104,614)	(23.8)	(65,801)	(65,093)	(85,819)
Recoveries
Commercial	9,561	7,732	23.7	9,278	9,737	14,295
Real estate:
Home equity lines	1,877	2,030	(7.5)	1,457	798	1,047
Construction	90	205	(56.1)	312	191	61
Residential mortgages	2,409	2,137	12.7	2,403	1,176	1,779
Commercial real estate	369	1,415	(73.9)	556	338	679
Consumer:
Direct	3,559	3,569	(0.3)	3,841	2,540	2,302
Indirect	12,019	10,815	11.1	12,570	13,479	11,763
Total recoveries	29,884	27,903	7.1	30,417	28,259	31,926
Net charge-offs	(49,853)	(76,711)	(35.0)	(35,384)	(36,834)	(53,893)
Allowance for loan and lease losses – ending	$1,028,128	$1,029,855	(0.2)	$1,036,173	$1,023,746	$1,050,024
Net charge-offs to average loans (annualized)
Commercial	0.16%	0.54%	(70.4)%	0.13%	0.08%	0.12%
Real estate:
Home equity lines	0.18	0.16	12.5	0.19	0.05	0.06
Construction	0.12	0.02	500.0	0.04	0.02	0.04
Residential mortgages	0.05	0.10	(50.0)	(0.01)	0.08	0.06
Commercial real estate	0.04	(0.03)	(233.3)	(0.01)	0.02	0.02
Consumer:
Direct	0.45	0.43	4.7	0.72	0.12	0.18
Indirect	0.72	0.64	12.5	0.42	0.96	1.56
Total net charge-offs to total average loans	0.17%	0.27%	(37.0)%	0.13%	0.14%	0.21%
Period Ended
Nonaccrual loans
Commercial	$70,880	$98,291	(27.9)%	$116,609	$116,386	$130,961
Real estate:
Construction	24,442	33,182	(26.3)	50,311	36,793	32,842
Residential mortgages	103,317	101,826	1.5	102,201	112,166	104,452
Commercial real estate	44,603	50,546	(11.8)	36,456	45,192	36,684
Consumer loans	28,732	23,943	20.0	22,441	26,520	49,302
Total nonaccrual loans	271,974	307,788	(11.6)	328,018	337,057	354,241
Restructured loans	24,399	21,876	11.5	21,236	20,071	19,049
Total nonperforming loans	296,373	329,664	(10.1)	349,254	357,128	373,290
Other real estate owned (OREO)	30,682	26,013	17.9	25,263	27,555	28,619
Other repossessed assets	7,160	7,060	1.4	5,786	7,662	8,749
Total nonperforming assets	$334,215	$362,737	(7.9)	$380,303	$392,345	$410,658
Total accruing loans past due 90 days or more	$241,806	$223,805	8.0%	$195,855	$182,591	$214,259
Total nonperforming loans to total loans	0.26%	0.29%	(10.3)%	0.32%	0.34%	0.37%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.29	0.32	(9.4)	0.35	0.37	0.40
Allowance to period-end loans	0.90	0.92	(2.2)	0.95	0.98	1.04
Allowance to nonperforming loans	346.9	312.4	11.0	296.7	286.7	281.3

SunTrust Banks, Inc. and Subsidiaries
OTHER FINANCIAL DATA (continued)
(Dollars and shares in thousands)

OTHER INTANGIBLE ASSET ROLLFORWARD

	Three Months Ended				Twelve Months Ended
	December 31				December 31
	Core Deposit Intangible	Mortgage Servicing Rights	Other	Total	Core Deposit Intangible	Mortgage Servicing Rights	Other	Total
Balance, beginning of period	$125,156	$477,836	$120,409	$723,401	$165,028	$449,293	$25,298	$639,619
Amortization	(27,200)	(36,852)	(4,559)	(68,611)	(67,072)	(168,127)	(10,510)	(245,709)
Servicing rights originated	—	36,300	—	36,300	—	196,118	—	196,118
Seix acquisition	—	—	—	—	—	—	99,200	99,200
NCF acquisition	327,000	5,108	37,000	369,108	327,000	5,108	37,000	369,108
Branch divestiture	(813)	—	—	(813)	(813)	—	—	(813)
Other	—	—	2,066	2,066	—	—	3,928	3,928
Balance, December 31, 2004	$424,143	$482,392	$154,916	$1,061,451	$424,143	$482,392	$154,916	$1,061,451
Balance, beginning of period	$348,018	$613,467	$151,388	$1,112,873	$424,143	$482,392	$154,916	$1,061,451
Amortization	(23,275)	(42,643)	(4,918)	(70,836)	(99,400)	(166,482)	(19,565)	(285,447)
Servicing rights originated	—	86,780	—	86,780	—	341,694	—	341,694
LHP client relationships and noncompete agreements	—	—	—	—	—	—	11,119	11,119
Sale of Carswell of Carolina, Inc.	—	—	(5,850)	(5,850)	—	—	(5,850)	(5,850)
Balance, December 31, 2005	$324,743	$657,604	$140,620	$1,122,967	$324,743	$657,604	$140,620	$1,122,967

	Three Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
COMMON SHARE ROLLFORWARD
(in thousands of shares)
Beginning balance	361,248	362,160	361,177	360,841	283,001
Acquisition of National Commerce Financial, Inc.	—	—	—	—	76,415
Shares issued/exchanged for employee
benefit plans and stock option activities	711	859	918	1,287	1,263
Acquisition of treasury stock	—	(1,780)	—	(995)	—
Performance and restricted stock activity	25	9	65	44	162
Ending balance	361,984	361,248	362,160	361,177	360,841
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	—	1,780	—	995	—
Average price per share of repurchased
common shares	$—	$70.22	$—	$71.77	$—
Total cost (thousands)	$—	$124,990	$—	$71,405	$—
Maximum number of shares that may yet be purchased under plans or programs	3,253	3,253	5,033	5,033	6,028

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A
(Dollars in thousands)

	Three Months Ended					Twelve Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004	December 31
						2005	2004
NON-GAAP MEASURES
Net income	$518,471	$510,774	$465,700	$492,294	$455,729	$1,987,239	$1,572,901
Securities (gains)/losses, net of tax	(372)	1,283	17	3,509	12,595	4,436	27,099
Net income excluding securities gains and losses	518,099	512,057	465,717	495,803	468,324	1,991,675	1,600,000
The Coca-Cola Company dividend, net of tax	(12,027)	(12,028)	(12,027)	(12,028)	(10,739)	(48,112)	(42,957)
Net income excluding securities (gains)/losses and The Coca-Cola Company dividend	$506,072	$500,029	$453,690	$483,775	$457,585	$1,943,563	$1,557,043
Total average assets	$175,769,140	$169,933,960	$165,253,589	$161,218,222	$156,570,092	$168,088,771	$133,754,293
Average net unrealized securities gains	(1,871,230)	(2,102,257)	(1,791,566)	(2,032,787)	(2,056,737)	(1,949,436)	(2,372,246)
Average assets less net unrealized securities gains	$173,897,910	$167,831,703	$163,462,023	$159,185,435	$154,513,355	$166,139,335	$131,382,047
Total average equity	$16,875,645	$16,822,919	$16,275,567	$16,119,430	$15,818,968	$16,526,282	$11,469,482
Average accumulated other comprehensive income	(1,126,701)	(1,331,103)	(1,139,477)	(1,285,278)	(1,304,553)	(1,220,508)	(1,517,227)
Total average realized equity	$15,748,944	$15,491,816	$15,136,090	$14,834,152	$14,514,415	$15,305,774	$9,952,255
Return on average total assets	1.17%	1.19%	1.13%	1.24%	1.16%	1.18%	1.18%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.02)	(0.01)	(0.02)	(0.01)	0.02	(0.01)	0.01
Return on average total assets less net unrealized securities gains[1]	1.15%	1.18%	1.11%	1.23%	1.18%	1.17%	1.19%
Return on average total shareholders' equity	12.19%	12.05%	11.48%	12.39%	11.46%	12.02%	13.71%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	0.56	0.76	0.54	0.84	1.08	0.68	1.94
Return on average realized shareholders' equity[2]	12.75%	12.81%	12.02%	13.23%	12.54%	12.70%	15.65%
Total shareholders' equity	$16,887,395	$16,717,750	$16,646,196	$16,104,259	$15,986,899
Goodwill	(6,835,168)	(6,841,631)	(6,873,111)	(6,861,721)	(6,806,013)
Other intangible assets including MSRs	(1,122,967)	(1,112,873)	(1,094,803)	(1,073,154)	(1,061,451)
Mortgage servicing rights ("MSRs")	657,604	613,467	565,660	514,193	482,392
Tangible equity	$9,586,864	$9,376,713	$9,243,942	$8,683,577	$8,601,827
Total assets	$179,712,841	$172,416,096	$168,952,575	$164,810,954	$158,869,784
Goodwill	(6,835,168)	(6,841,631)	(6,873,111)	(6,861,721)	(6,806,013)
Other intangible assets including MSRs	(1,122,967)	(1,112,873)	(1,094,803)	(1,073,154)	(1,061,451)
Mortgage servicing rights ("MSRs")	657,604	613,467	565,660	514,193	482,392
Tangible assets	$172,412,310	$165,075,059	$161,550,321	$157,390,272	$151,484,712

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A, continued
(Dollars in thousands)

	Three Months Ended					Twelve Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004	December 31
						2005	2004
Tangible equity to tangible assets[4]	5.56%	5.68%	5.72%	5.52%	5.67%
Noninterest income	$797,923	$832,398	$770,909	$753,814	$759,003	$3,155,044	$2,604,446
Securities (gains)/losses	(600)	2,069	27	5,659	19,377	7,155	41,691
Gain on sale of RCM assets, net of related expenses	—	(3,508)	—	(19,874)	—	(23,382)	—
Total noninterest income excluding securities (gains)/losses and net gain on sale of RCM assets[3]	$797,323	$830,959	$770,936	$739,599	$778,380	$3,138,817	$2,646,137
Net interest income	$1,187,036	$1,156,661	$1,123,709	$1,111,560	$1,084,204	$4,578,966	$3,685,155
Taxable-equivalent adjustment	20,025	19,081	18,720	17,666	16,684	75,492	58,398
Net interest income – FTE	1,207,061	1,175,742	1,142,429	1,129,226	1,100,888	4,654,458	3,743,553
Noninterest income	797,923	832,398	770,909	753,814	759,003	3,155,044	2,604,446
Total revenue – FTE	2,004,984	2,008,140	1,913,338	1,883,040	1,859,891	7,809,502	6,347,999
Securities (gains)/losses	(600)	2,069	27	5,659	19,377	7,155	41,691
Gain on sale of RCM assets, net of related expenses	—	(3,508)	—	(19,874)	—	(23,382)	—
Total revenue – FTE excluding securities (gains)/losses and net gain on sale of RCM assets[3]	$2,004,384	$2,006,701	$1,913,365	$1,868,825	$1,879,268	$7,793,275	$6,389,690
	Three Months Ended
	December 31 2005	September 30 2005	% Change	December 31 2005	December 31 2004	% Change
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
Noninterest bearing deposits	$24,693,026	$24,521,452	0.7	$24,693,026	$24,181,729	2.1
NOW accounts	17,011,346	16,853,139	0.9	17,011,346	16,940,751	0.4
Savings	5,472,928	5,865,099	(6.7)	5,472,928	8,139,263	(32.8)
Total average low cost consumer and commercial deposits	$47,177,300	$47,239,690	(0.1)	$47,177,300	$49,261,743	(4.2)

[1]	SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]	The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.

[3]	SunTrust presents total noninterest income and total revenue excluding realized securities gains/losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[4]	SunTrust presents a tangible equity to tangible assets ratio that excludes the impact of purchase accounting intangible assets. The Company believes this measure is useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company) it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. This measure is used by management to analyze capital adequacy.

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A, continued
(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	December 31 2005	December 31 2004
SELECTED NON-GAAP MEASURES [1]
Net income	$518,471	$510,774	$455,729	$1,987,239	$1,572,901
Merger expense, net of tax	4,053	7,505	18,461	61,158	18,461
Net income excluding merger expense	522,524	518,279	474,190	2,048,397	1,591,362
Net gain on sale of RCM assets, net of tax	—	(2,175)	—	(14,497)	—
Net income excluding merger expense and net gain on sale of RCM assets	$522,524	$516,104	$474,190	$2,033,900	$1,591,362
Diluted earnings per share	$1.43	$1.40	$1.26	$5.47	$5.19
Impact of excluding merger expense	0.01	0.02	0.05	0.17	0.06
Diluted earnings per share excluding merger expense	1.44	1.42	1.31	5.64	5.25
Impact of net gain on sale of RCM assets	—	—	—	(0.04)	—
Diluted earnings per share excluding merger expense and net gain on sale of RCM assets	$1.44	$1.42	$1.31	$5.60	$5.25
Total revenue – FTE	$2,004,984	$2,008,140	$1,859,891	$7,809,502	$6,347,999
Securities (gains)/losses	(600)	2,069	19,377	7,155	41,691
Net gain on sale of RCM assets	—	(3,508)	—	(23,382)	—
Total revenue excluding securities (gains)/losses and net gain on sale of RCM assets	$2,004,384	$2,006,701	$1,879,268	$7,793,275	$6,389,690
Noninterest income	$797,923	$832,398	$759,003	$3,155,044	$2,604,446
Net gain on sale of RCM assets	—	(3,508)	—	(23,382)	—
Noninterest income excluding net gain on sale of RCM assets	$797,923	$828,890	$759,003	$3,131,662	$2,604,446
Noninterest expense	$1,206,927	$1,177,071	$1,148,992	$4,690,729	$3,897,038
Merger expense	(6,538)	(12,104)	(28,401)	(98,642)	(28,401)
Noninterest expense excluding merger expense	$1,200,389	$1,164,967	$1,120,591	$4,592,087	$3,868,637
Noninterest expense	$1,206,927	$1,177,071	$1,148,992	$4,690,729	$3,897,038
Amortization of intangible assets	(28,192)	(29,737)	(31,759)	(118,964)	(77,582)
Noninterest expense excluding amortization of intangible assets	$1,178,735	$1,147,334	$1,117,233	$4,571,765	$3,819,456
Return on average total assets	1.17%	1.19%	1.16%	1.18%	1.18%
Impact of excluding merger expense	0.01	0.02	0.04	0.04	0.01
Return on average total assets excluding merger expense [2]	1.18%	1.21%	1.20%	1.22%	1.19%
Return on average total shareholders' equity	12.19%	12.05%	11.46%	12.02%	13.71%
Impact of excluding merger expense	0.09	0.17	0.47	0.37	0.16
Return on average total shareholders' equity excluding merger expense [3]	12.28%	12.22%	11.93%	12.39%	13.87%
Efficiency ratio[4]	60.20%	58.62%	61.78%	60.06%	61.39%
Impact of excluding merger expense	(0.33)	(0.61)	(1.53)	(1.26)	(0.45)
Efficiency ratio excluding merger expense	59.87	58.01	60.25	58.80	60.94
Impact of net gain on sale of RCM assets	—	0.10	—	0.15	—
Efficiency ratio excluding merger expense and net gain on sale of RCM assets	59.87%	58.11%	60.25%	58.96%	60.94%
Efficiency ratio[4]	60.20%	58.62%	61.78%	60.06%	61.39%
Impact of excluding amortization of intangible assets	(1.41)	(1.49)	(1.71)	(1.52)	(1.22)
Tangible efficiency ratio[5]	58.79%	57.13%	60.07%	58.54%	60.17%
Tangible efficiency ratio[5]	58.79%	57.13%	60.07%	58.54%	60.17%
Impact of excluding merger expense	(0.33)	(0.60)	(1.53)	(1.26)	(0.45)
Tangible efficiency ratio excluding merger expense	58.46	56.53	58.54	57.28	59.72
Impact of net gain on sale of RCM assets	—	0.16	—	0.30	—
Tangible efficiency ratio excluding merger expense and net gain on sale of RCM assets	58.46%	56.70%	58.54%	57.58%	59.72%

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A, continued
(Dollars in thousands)

[1]	SunTrust presents selected financial data on a basis that excludes merger expense, which represent incremental costs to integrate the operations of National Commerce Financial (‘‘NCF’’). The Company also presents selected financial data that further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized net income excluding merger expense by average total assets.

[3]	Computed by dividing annualized net income excluding merger expense by average total shareholders' equity.

[4]	Computed by dividing noninterest expense by total revenue – FTE. The efficiency ratios are presented on an FTE basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[5]	SunTrust presents a tangible efficiency ratio which excludes the cost of intangible assets. The Company believes this measure is useful to investors because, by removing the effect of intangible asset costs (the level of which may vary from company to company) it allows investors to more easily compare the Company’s efficiency to other companies in the industry. This measure is utilized by management to assess the efficiency of the Company and its lines of business.

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON — ACTUAL
APPENDIX B

	Three Months Ended
	December 31 2005	September 30 2005	Increase/ (Decrease)		Sequential Annualized [1] %	December 31 2005	December 31 2004	Increase/ (Decrease)
			Amount	%				Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,187,036	$1,156,661	$30,375	2.6%	10.5%	$1,187,036	$1,084,204	$102,832	9.5%
Provision for loan losses	48,126	70,393	(22,267)	(31.6)	NM	48,126	37,099	11,027	29.7
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	1,138,910	1,086,268	52,642	4.8	19.4	1,138,910	1,047,105	91,805	8.8
NONINTEREST INCOME
Deposit and other fees [2]	369,987	368,613	1,374	0.4	1.5	369,987	356,777	13,210	3.7
Trust and investment management income	172,900	168,802	4,098	2.4	9.7	172,900	160,526	12,374	7.7
Broker / dealer revenue [3]	140,395	147,184	(6,789)	(4.6)	(18.5)	140,395	158,888	(18,493)	(11.6)
Other noninterest income	114,041	146,360	(32,319)	(22.1)	(88.3)	114,041	102,189	11,852	11.6
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets [4]	797,323	830,959	(33,636)	(4.0)	(16.2)	797,323	778,380	18,943	2.4
Gain on sale of RCM assets, net of related expenses	—	3,508	(3,508)	(100.0)	NM	—	—	—	—
Noninterest income before securities gains/(losses)	797,323	834,467	(37,144)	(4.5)	(17.8)	797,323	778,380	18,943	2.4
Securities gains/(losses)	600	(2,069)	2,669	(129.0)	NM	600	(19,377)	19,977	(103.1)
Total noninterest income	797,923	832,398	(34,475)	(4.1)	(16.6)	797,923	759,003	38,920	5.1
NONINTEREST EXPENSE
Personnel expense	643,801	632,333	11,468	1.8	7.3	643,801	612,861	30,940	5.0
Net occupancy expense	83,217	79,519	3,698	4.7	18.6	83,217	78,218	4,999	6.4
Outside processing and software	92,305	92,952	(647)	(0.7)	(2.8)	92,305	81,368	10,937	13.4
Equipment expense	49,494	50,083	(589)	(1.2)	(4.7)	49,494	50,765	(1,271)	(2.5)
Marketing and customer development	50,133	38,651	11,482	29.7	NM	50,133	34,389	15,744	45.8
Other noninterest expense	245,197	216,020	29,177	13.5	54.0	245,197	231,231	13,966	6.0
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense [5]	1,164,147	1,109,558	54,589	4.9	19.7	1,164,147	1,088,832	75,315	6.9
Impairment charge on Affordable Housing Properties	8,050	25,672	(17,622)	(68.6)	NM	8,050	—	8,050	100.0
Amortization of intangible assets	28,192	29,737	(1,545)	(5.2)	(20.8)	28,192	31,759	(3,567)	(11.2)
Merger expense	6,538	12,104	(5,566)	(46.0)	NM	6,538	28,401	(21,863)	(77.0)
Total noninterest expense	1,206,927	1,177,071	29,856	2.5	10.1	1,206,927	1,148,992	57,935	5.0
INCOME BEFORE INCOME TAXES	729,906	741,595	(11,689)	(1.6)	(6.3)	729,906	657,116	72,790	11.1
Provision for income taxes	211,435	230,821	(19,386)	(8.4)	(33.6)	211,435	201,387	10,048	5.0
NET INCOME	518,471	510,774	7,697	1.5	6.0	518,471	455,729	62,742	13.8
Merger expense, net of tax	4,053	7,505	(3,452)	(46.0)	NM	4,053	18,461	(14,408)	(78.0)
NET INCOME EXCLUDING MERGER EXPENSE	522,524	518,279	4,245	0.8	3.3	522,524	474,190	48,334	10.2
Net gain on sale of RCM assets, net of tax	—	(2,175)	2,175	(100.0)	NM	—	—	—	—
NET INCOME EXCLUDING MERGER EXPENSE AND NET
GAIN ON SALE OF RCM ASSETS	$522,524	$516,104	$6,420	1.2%	5.0%	$522,524	$474,190	$48,334	10.2%

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON — ACTUAL
APPENDIX B, continued

	Three Months Ended
	December 31 2005	September 30 2005	Increase/ (Decrease)		Sequential Annualized [1] %	December 31 2005	December 31 2004	Increase/ (Decrease)
			Amount	%				Amount	%
REVENUE (Dollars in thousands)
Net interest income	$1,187,036	$1,156,661	$30,375	2.6%	10.5%	$1,187,036	$1,084,204	$102,832	9.5%
Taxable-equivalent adjustment	20,025	19,081	944	4.9	19.8	20,025	16,684	3,341	20.0
Net interest income – FTE	1,207,061	1,175,742	31,319	2.7	10.7	1,207,061	1,100,888	106,173	9.6
Noninterest income	797,923	832,398	(34,475)	(4.1)	(16.6)	797,923	759,003	38,920	5.1
Total revenue – FTE	2,004,984	2,008,140	(3,156)	(0.2)	(0.6)	2,004,984	1,859,891	145,093	7.8
Securities (gains)/losses	(600)	2,069	(2,669)	(129.0)	NM	(600)	19,377	(19,977)	(103.1)
Net gain on sale of RCM assets	—	(3,508)	3,508	(100.0)	NM	—	—	—	—
Total revenue – FTE excluding securities gains/losses and net gain on sale of RCM assets	$2,004,384	$2,006,701	($2,317)	(0.1)%	(0.5)%	$2,004,384	$1,879,268	$125,116	6.7%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [6]
Commercial	$33,080	$32,713	$367	1.1%	4.5%	$33,080	$32,343	$737	2.3%
Real estate 1-4 family	30,014	28,366	1,648	5.8	23.2	30,014	22,535	7,479	33.2
Real estate commercial and construction	23,021	22,484	537	2.4	9.5	23,021	18,660	4,361	23.4
Real estate home equity lines	13,068	12,649	419	3.3	13.2	13,068	11,016	2,052	18.6
Consumer 7	14,373	14,382	(9)	(0.1)	(0.3)	14,373	15,390	(1,017)	(6.6)
Credit cards	272	224	48	21.4	85.4	272	193	79	41.1
Total loans	$113,828	$110,818	$3,010	2.7%	10.9%	$113,828	$100,137	$13,691	13.7%
Average deposits
Noninterest bearing deposits	$24,693	$24,522	$171	0.7%	2.8%	$24,693	$24,182	$511	2.1%
NOW accounts	17,011	16,853	158	0.9	3.8	17,011	16,941	70	0.4
Money market accounts	25,798	26,300	(502)	(1.9)	(7.6)	25,798	24,507	1,291	5.3
Savings	5,473	5,865	(392)	(6.7)	(26.7)	5,473	8,139	(2,666)	(32.8)
Consumer and other time	22,282	20,536	1,746	8.5	34.0	22,282	16,832	5,450	32.4
Total consumer and commercial deposits	95,257	94,076	1,181	1.3	5.0	95,257	90,601	4,656	5.1
Brokered and foreign deposits	21,010	17,969	3,041	16.9	67.7	21,010	10,671	10,339	96.9
Total deposits	$116,267	$112,045	$4,222	3.8%	15.1%	$116,267	$101,272	$14,995	14.8%
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$271,974	$307,788	($35,814)	(11.6)%	(46.5)%	$271,974	$354,241	($82,267)	(23.2)%
Restructured loans	24,399	21,876	2,523	11.5	46.1	24,399	19,049	5,350	28.1
Total nonperforming loans	296,373	329,664	(33,291)	(10.1)	(40.4)	296,373	373,290	(76,917)	(20.6)
Other real estate owned (OREO)	30,682	26,013	4,669	18.0	71.8	30,682	28,619	2,063	7.2
Other repossessed assets	7,160	7,060	100	1.4	5.6	7,160	8,749	(1,589)	(18.2)
Total nonperforming assets	$334,215	$362,737	($28,522)	(7.9)%	(31.5)%	$334,215	410,658	($76,443)	(18.6)%
Allowance for loan and lease losses	$1,028,128	$1,029,855	($1,727)	(0.2)%	(0.7)%	$1,028,128	$1,050,024	($21,896)	(2.1)%

[1]	Multiply percentage change by 4 to calculate sequential annualized change. Any sequential annualized change over 100 percent is labeled as "NM". Those changes over 100 percent were not considered to be meaningful.

[2]	Includes service charges on deposits, card fees and other charges and fees.

[3]	Includes retail investment services, investment banking income and trading account profits and commissions.

[4]	SunTrust presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/(losses) is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[5]	The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
YEAR-TO-YEAR COMPARISON – HISTORICAL COMBINED GROWTH
APPENDIX B, continued

The year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis.

See page 17 for a reconcilement of these historical combined amounts.

	HISTORICAL COMBINED
	Twelve Months Ended
	December 31		Increase/(Decrease)
	2005	2004	Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$4,578,966	$4,265,027	$313,939	7.4%
Provision for loan losses	176,886	179,514	(2,628)	(1.5)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,402,080	4,085,513	316,567	7.7
NONINTEREST INCOME
Deposit and other fees [1]	1,439,779	1,403,103	36,676	2.6
Trust and investment management income	673,720	635,197	38,523	6.1
Broker / dealer revenue [2]	574,924	599,155	(24,231)	(4.0)
Other noninterest income	450,394	354,375	96,019	27.1
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets[3]	3,138,817	2,991,830	146,987	4.9
Gain on sale of RCM assets, net of related expenses	23,382	—	23,382	100.0
Noninterest income before securities gains/(losses)	3,162,199	2,991,830	170,369	5.7
Securities losses	(7,155)	(29,079)	21,924	(75.4)
Total noninterest income	3,155,044	2,962,751	192,293	6.5
NONINTEREST EXPENSE
Personnel expense	2,534,211	2,402,832	131,379	5.5
Net occupancy expense	312,070	308,401	3,669	1.2
Outside processing and software	357,387	306,713	50,674	16.5
Equipment expense	204,038	206,921	(2,883)	(1.4)
Marketing and customer development	156,711	138,400	18,311	13.2
Other noninterest expense	874,984	905,595	(30,611)	(3.4)
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense [4]	4,439,401	4,268,862	170,539	4.0
Impairment charge on Affordable Housing Properties	33,722	9,001	24,721	274.6
Amortization of intangible assets	118,964	116,661	2,303	2.0
Merger expense	98,642	28,401	70,241	247.3
Total noninterest expense	4,690,729	4,422,925	267,804	6.1
INCOME BEFORE INCOME TAXES	2,866,395	2,625,339	241,056	9.2
Provision for income taxes	879,156	809,466	69,690	8.6
NET INCOME	1,987,239	1,815,873	171,366	9.4
Merger expense, net of tax	61,158	18,461	42,697	231.3
NET INCOME EXCLUDING MERGER EXPENSE	2,048,397	1,834,334	214,063	11.7
Net gain on sale of RCM assets, net of tax	(14,497)	—	(14,497)	(100.0)
NET INCOME EXCLUDING MERGER EXPENSE AND NET GAIN ON SALE OF RCM ASSETS	2,033,900	$1,834,334	$199,566	10.9%
REVENUE (Dollars in thousands)
Net interest income	$4,578,966	$4,265,027	$313,939	7.4%
Taxable-equivalent adjustment [5]	75,492	65,125	10,367	15.9
Net interest income – FTE	4,654,458	4,330,152	324,306	7.5
Noninterest income	3,155,044	2,962,751	192,293	6.5
Total revenue – FTE	7,809,502	7,292,903	516,599	7.1
Securities losses	7,155	29,079	(21,924)	(75.4)
Net gain on sale of RCM assets	(23,382)	—	(23,382)	(100.0)
Total revenue – FTE excluding securities gains/lossesand net gain on sale of RCM assets	$7,793,275	$7,321,982	$471,293	6.4%

SunTrust Banks, Inc. and Subsidiaries
YEAR-TO-YEAR COMPARISON – HISTORICAL COMBINED GROWTH
APPENDIX B, continued

The year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis.

See page 17 for a reconcilement of these historical combined amounts.

	HISTORICAL COMBINED
	Twelve Months Ended
	December 31		Increase/(Decrease)
	2005	2004	Amount	%
Noninterest expense	$4,690,729	$4,422,925	$267,804	6.1%
Merger expense	(98,642)	(28,401)	(70,241)	247.3
Noninterest expense excluding merger expense	$4,592,087	$4,394,524	$197,563	4.5%
Efficiency ratio [6]	60.06	60.65%	(0.59)	(1.0)%
Impact of excluding merger expense	(1.26)	(0.39)	(0.87)	224.3
Efficiency ratio excluding merger expense [6]	58.80	60.26%	(1.46)	(2.4)%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [7]
Commercial	$32,935	$32,147	$788	2.5%
Real estate 1-4 family	27,092	20,847	6,245	30.0
Real estate commercial and construction	21,567	18,081	3,486	19.3
Real estate home equity lines	12,361	9,916	2,445	24.7
Consumer 8	14,560	15,358	(798)	(5.2)
Credit cards	227	172	55	32.1
Total loans	$108,742	$96,521	$12,221	12.7%
Average deposits
Noninterest bearing deposits	$24,315	$23,033	$1,282	5.6%
NOW accounts	17,214	15,468	1,746	11.3
Money market accounts	25,589	24,249	1,340	5.5
Savings	6,320	8,497	(2,177)	(25.6)
Consumer and other time	19,917	15,840	4,077	25.7
Total consumer and commercial deposits	93,355	87,087	6,268	7.2
Brokered and foreign deposits	17,052	11,855	5,197	43.8
Total deposits	$110,407	$98,942	$11,465	11.5%

[1]	Includes service charges on deposits, card fees and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	SunTrust presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[4]	The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[5]	NCF's taxable-equivaqlent adjustments were reduced $13.1 million from the year ended 2004 to conform to SunTrust methodology.

[6]	The efficiency ratios are presented on an FTE basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[7]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[8]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
SUNTRUST / NCF – SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B, continued

	Twelve Months Ended
	December 31, 2004
	SunTrust	NCF	Historical Combined
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$3,685,155	$579,872	$4,265,027
Provision for loan losses	135,537	43,977	179,514
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	3,549,618	535,895	4,085,513
NONINTEREST INCOME
Deposit and other fees [1]	1,243,955	159,148	1,403,103
Trust and investment management income	586,783	48,414	635,197
Broker / dealer revenue [2]	527,340	71,815	599,155
Other noninterest income	288,059	66,316	354,375
Noninterest income before securities gains/(losses)	2,646,137	345,693	2,991,830
Securities gains/(losses)	(41,691)	12,612	(29,079)
Total noninterest income	2,604,446	358,305	2,962,751
NONINTEREST EXPENSE
Personnel expense	2,168,313	234,519	2,402,832
Net occupancy expense	268,248	40,153	308,401
Outside processing and software	286,270	20,443	306,713
Equipment expense	184,865	22,056	206,921
Marketing and customer development	128,291	10,109	138,400
Other noninterest expense	746,067	159,528	905,595
Noninterest expense before Affordable Housing
impairment charge, amortization of intangible assets and merger expense	3,782,054	486,808	4,268,862
Impairment charge on Affordable Housing Properties	9,001	—	9,001
Amortization of intangible assets	77,582	39,079	116,661
Merger expense	28,401	—	28,401
Total noninterest expense	3,897,038	525,887	4,422,925
INCOME BEFORE INCOME TAXES	2,257,026	368,313	2,625,339
Provision for income taxes	684,125	125,341	809,466
NET INCOME	$1,572,901	$242,972	$1,815,873
REVENUE (Dollars in thousands)
Net interest income	$3,685,155	$579,872	$4,265,027
Taxable-equivalent adjustment [3]	58,398	6,727	65,125
Net interest income – FTE	3,743,553	586,599	4,330,152
Noninterest income	2,604,446	358,305	2,962,751
Total revenue – FTE	6,347,999	944,904	7,292,903
Securities (gains)/losses	41,691	(12,612)	29,079
Total revenue – FTE excluding securities gains/losses	$6,389,690	$932,292	$7,321,982
Noninterest expense	$3,897,038	$525,887	$4,422,925
Merger expense	(28,401)	—	(28,401)
Noninterest expense excluding merger expense	$3,868,637	$525,887	$4,394,524
Efficiency ratio [6]	61.39%	55.66%	60.65%
Impact of excluding merger expense	(0.45)	—	(0.39)
Efficiency ratio excluding merger expense [6]	60.94%	55.66%	60.26%

	Twelve Months Ended
	December 31, 2004
	SunTrust	NCF	Historical Combined
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [4]
Commercial	$29,070	$3,077	$32,147
Real estate 1-4 family	20,048	799	20,847
Real estate commercial and construction	15,213	2,868	18,081
Real estate home equity lines	8,503	1,413	9,916
Consumer [5]	13,220	2,138	15,358
Credit cards	160	12	172
Total loans	$86,214	$10,307	$96,521
Average deposits
Noninterest bearing deposits	$21,047	$1,986	$23,033
NOW accounts	13,778	1,690	15,468
Money market accounts	22,865	1,384	24,249
Savings	7,225	1,272	8,497
Consumer and other time	12,177	3,663	15,840
Total consumer and commercial deposits	77,092	9,995	87,087
Brokered and foreign deposits	10,041	1,814	11,855
Total deposits	$87,133	$11,809	$98,942

[1]	Includes service charges on deposits, card and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	NCF's taxable-equivalent adjustments were reduced $13.1 million from the year ended 2004 to conform to SunTrust methodology.

[4]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[5]	Includes consumer direct and consumer indirect loans.

[6]	The efficiency ratios are presented on an FTE basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

Retail Line of Business
(dollars in thousands)

	Three Months Ended			% Change		Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	4Q 05 vs 3Q 05	4Q 05 vs 4Q 04	December 31 2005	December 31 2004	% Change
Statement of Income
Net interest income	$580,244	$554,483	$507,446	4.6%	14.3%	$2,193,599	$1,796,856	22.1%
FTE adjustment	25	22	17	13.6	47.1	83	75	10.7
Net interest income – FTE	580,269	554,505	507,463	4.6	14.3	2,193,682	1,796,931	22.1
Provision for loan losses[1]	39,639	36,445	43,362	8.8	(8.6)	138,320	142,049	(2.6)
Net interest income after provision for loan losses – FTE	540,630	518,060	464,101	4.4	16.5	2,055,362	1,654,882	24.2
Noninterest income	264,866	264,047	246,931	0.3	7.3	1,023,106	834,212	22.6
Securities gains/(losses), net	—	1	125	(100.0)	(100.0)	(5)	244	(102.0)
Total noninterest income	264,866	264,048	247,056	0.3	7.2	1,023,101	834,456	22.6
Noninterest expense	504,161	490,068	483,717	2.9	4.2	1,962,185	1,628,485	20.5
Amortization of intangible assets	23,263	24,806	27,206	(6.2)	(14.5)	99,374	67,178	47.9
Total noninterest expense	527,424	514,874	510,923	2.4	3.2	2,061,559	1,695,663	21.6
Income before provision for income taxes	278,072	267,234	200,234	4.1	38.9	1,016,904	793,675	28.1
Provision for income taxes	102,483	99,902	80,980	2.6	26.6	379,610	304,784	24.6
FTE Adjustment	25	22	17	13.6	47.1	83	75	10.7
Net income	$175,564	$167,310	$119,237	4.9	47.2	$637,211	$488,816	30.4
Total revenue – FTE	$845,135	$818,553	$754,519	3.2	12.0	$3,216,783	$2,631,387	22.2
Average Balance Sheet
Loans	$31,271,153	$30,846,550	$29,217,870	1.4	7.0	$30,411,483	$24,375,957	24.8
Goodwill	4,872,777	4,893,689	4,893,588	(0.4)	(0.4)	4,883,103	1,777,367	174.7
Other intangible assets excluding MSR's	335,309	361,137	437,905	(7.2)	(23.4)	372,607	211,980	75.8
Total assets	38,135,320	37,169,010	35,552,349	2.6	7.3	36,870,350	27,306,048	35.0
Total deposits	66,381,956	65,802,380	62,896,196	0.9	5.5	65,187,388	53,090,804	22.8
Shareholder's equity is not allocated at this time[2]
Performance Ratios
Efficiency ratio	62.41%	62.90%	67.72%			64.09%	64.44%
Impact of excluding cost of intangible assets	(6.57)	(7.09)	(8.77)			(7.36)	(4.82)
Tangible efficiency ratio	55.84%	55.81%	58.95%			56.73%	59.62%

[1]	Provision for loan losses represents net charge-offs for the lines of business.

[2]	Shareholder's equity is not allocated to the lines of business at this time; business line performance does not include the funding benefit that would result from holding shareholder's equity at the line of business level.

Commercial Line of Business
(dollars in thousands)

	Three Months Ended			% Change		Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	4Q 05 vs 3Q 05	4Q 05 vs 4Q 04	December 31 2005	December 31 2004	% Change
Statement of Income
Net interest income	$223,205	$219,422	$195,358	1.7%	14.3%	$858,742	$655,344	31.0%
FTE adjustment	9,998	9,748	8,259	2.6	21.1	38,201	31,500	21.3
Net interest income – FTE	233,203	229,170	203,617	1.8	14.5	896,943	686,844	30.6
Provision for loan losses[1]	7,057	15,479	1,181	(54.4)	497.5	25,360	24,438	3.8
Net interest income after provision for loan losses – FTE	226,146	213,691	202,436	5.8	11.7	871,583	662,406	31.6
Noninterest income	69,263	67,522	61,456	2.6	12.7	255,128	235,009	8.6
Securities gains/(losses), net	—	—	—	0.0	0.0	—	—	0.0
Total noninterest income	69,263	67,522	61,456	2.6	12.7	255,128	235,009	8.6
Noninterest expense	164,633	163,906	142,266	0.4	15.7	623,819	508,091	22.8
Amortization of intangible assets	—	—	—	0.0	0.0	—	—	0.0
Total noninterest expense	164,633	163,906	142,266	0.4	15.7	623,819	508,091	22.8
Income before provision for income taxes	130,776	117,307	121,626	11.5	7.5	502,892	389,324	29.2
Provision for income taxes	16,610	15,929	20,391	4.3	(18.5)	76,884	61,311	25.4
FTE Adjustment	9,998	9,748	8,259	2.6	21.1	38,201	31,500	21.3
Net income	$104,168	$91,630	$92,976	13.7	12.0	$387,807	$296,513	30.8
Total revenue – FTE	$302,466	$296,692	$265,073	1.9	14.1	$1,152,071	$921,853	25.0
Average Balance Sheet
Loans	$30,994,011	$30,983,692	$28,854,166	0.0	7.4	$30,764,679	$23,732,147	29.6
Goodwill	1,261,388	1,266,522	1,275,232	(0.4)	(1.1)	1,264,374	412,971	206.2
Other intangible assets excluding MSR's	—	—	—	0.0	0.0	—	—	0.0
Total assets	33,303,566	33,252,263	30,988,904	0.2	7.5	32,996,467	24,951,627	32.2
Total deposits	13,808,338	13,195,123	13,238,728	4.6	4.3	13,408,970	11,359,630	18.0
Shareholder's equity is not allocated at this time[2]
Performance Ratios
Efficiency ratio	54.43%	55.24%	53.67%			54.15%	55.12%
Impact of excluding cost of intangible assets	(2.40)	(2.55)	(3.02)			(2.60)	(1.21)
Tangible efficiency ratio	52.03%	52.69%	50.65%			51.55%	53.91%

[1]	Provision for loan losses represents net charge-offs for the lines of business.

[2]	Shareholder's equity is not allocated to the lines of business at this time; business line performance does not include the funding benefit that would result from holding shareholder's equity at the line of business level.

Corporate and Investment Banking Line of Business

(dollars in thousands)	Three Months Ended			% Change		Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	4Q 05 vs 3Q 05	4Q 05 vs 4Q 04	December 31 2005	December 31 2004	% Change
Statement of Income
Net interest income	$66,566	$62,031	$54,633	7.3%	21.8%	$243,417	$240,913	1.0%
FTE adjustment	6,215	5,530	4,462	12.4	39.3	22,005	16,207	35.8
Net interest income – FTE	72,781	67,561	59,095	7.7	23.2	265,422	257,120	3.2
Provision for loan losses[1]	(2,447)	17,977	(1,330)	(113.6)	84.0	14,808	16,407	(9.7)
Net interest income after provision for loan losses – FTE	75,228	49,584	60,425	51.7	24.5	250,614	240,713	4.1
Noninterest income	137,708	169,669	184,855	(18.8)	(25.5)	635,984	631,202	0.8
Securities gains/(losses), net	1,298	(50)	33	(2,696.0)	3,833.3	1,543	33	4,575.8
Total noninterest income	139,006	169,619	184,888	(18.0)	(24.8)	637,527	631,235	1.0
Noninterest expense	104,652	118,573	128,630	(11.7)	(18.6)	453,715	459,844	(1.3)
Amortization of intangible assets	122	122	155	0.0	(21.3)	521	155	236.1
Total noninterest expense	104,774	118,695	128,785	(11.7)	(18.6)	454,236	459,999	(1.3)
Income before provision for income taxes	109,460	100,508	116,528	8.9	(6.1)	433,905	411,949	5.3
Provision for income taxes	35,425	32,517	39,552	8.9	(10.4)	142,432	139,742	1.9
FTE Adjustment	6,215	5,530	4,462	12.4	39.3	22,005	16,207	35.8
Net income	$67,820	$62,461	$72,514	8.6	(6.5)	$269,468	$256,000	5.3
Total revenue – FTE	$211,787	$237,180	$243,983	(10.7)	(13.2)	$902,949	$888,355	1.6
Average Balance Sheet
Loans	$16,339,727	$15,959,944	$13,419,736	2.4	21.8	$15,286,019	$13,670,362	11.8
Goodwill	147,485	147,606	124,083	(0.1)	18.9	147,600	102,200	44.4
Other intangible assets excluding MSR's	2,941	3,063	3,043	(4.0)	(3.4)	3,270	765	327.5
Total assets	23,195,484	21,695,289	18,676,709	6.9	24.2	21,259,490	18,668,903	13.9
Total deposits	3,614,194	3,134,817	3,286,667	15.3	10.0	3,289,047	3,264,777	0.7
Shareholder's equity is not allocated at this time[2]
Performance Ratios
Efficiency ratio	49.47%	50.04%	52.78%			50.31%	51.78%
Impact of excluding cost of intangible assets	(0.44)	(0.40)	(0.40)			(0.44)	(0.32)
Tangible efficiency ratio	49.03%	49.64%	52.38%			49.87%	51.46%

[1]	Provision for loan losses represents net charge-offs for the lines of business.

[2]	Shareholder's equity is not allocated to the lines of business at this time; business line performance does not include the funding benefit that would result from holding shareholder's equity at the line of business level.

Mortgage Line of Business

(dollars in thousands)	Three Months Ended			% Change		Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	4Q 05 vs 3Q 05	4Q 05 vs 4Q 04	December 31 2005	December 31 2004	% Change
Statement of Income
Net interest income	$151,800	$139,629	$125,028	8.7%	21.4%	$547,861	$489,354	12.0%
FTE adjustment	—	—	—	0.0	0.0	—	—	0.0
Net interest income – FTE	151,800	139,629	125,028	8.7	21.4	547,861	489,354	12.0
Provision for loan losses[1]	(1,293)	2,719	226	(147.6)	(672.1)	4,818	3,614	33.3
Net interest income after provision for loan losses – FTE	153,093	136,910	124,802	11.8	22.7	543,043	485,740	11.8
Noninterest income	60,046	83,224	43,671	(27.9)	37.5	238,224	116,363	104.7
Securities gains/(losses), net	—	—	—	0.0	0.0	1,076	—	0.0
Total noninterest income	60,046	83,224	43,671	(27.9)	37.5	239,300	116,363	105.6
Noninterest expense	143,405	136,363	107,075	5.2	33.9	519,349	364,608	42.4
Amortization of intangible assets	867	867	867	0.0	0.0	3,467	2,377	45.9
Total noninterest expense	144,272	137,230	107,942	5.1	33.7	522,816	366,985	42.5
Income before provision for income taxes	68,867	82,904	60,531	(16.9)	13.8	259,527	235,118	10.4
Provision for income taxes	22,999	28,662	20,581	(19.8)	11.7	87,480	80,262	9.0
FTE Adjustment	—	—	—	0.0	0.0	—	—	0.0
Net income	$45,868	$54,242	$39,950	(15.4)	14.8	$172,047	$154,856	11.1
Total revenue – FTE	$211,846	$222,853	$168,699	(4.9)	25.6	$787,161	$605,717	30.0
Average Balance Sheet
Loans	$26,914,925	$24,856,739	$20,846,005	8.3	29.1	$24,201,325	$18,003,883	34.4
Goodwill	248,732	248,929	247,764	(0.1)	0.4	247,942	104,279	137.8
Other intangible assets excluding MSR's	8,137	9,007	11,605	(9.7)	(29.9)	9,431	8,848	6.6
Total assets	38,429,172	34,091,406	27,231,018	12.7	41.1	33,030,756	23,920,213	38.1
Total deposits	1,776,076	1,937,403	1,406,531	(8.3)	26.3	1,653,931	1,381,751	19.7
Shareholder's equity is not allocated at this time[2]
Performance Ratios
Efficiency ratio	68.10%	61.58%	63.98%			66.42%	60.59%
Impact of excluding cost of intangible assets	(1.30)	(1.18)	(1.70)			(1.42)	(0.96)
Tangible efficiency ratio	66.80%	60.40%	62.28%			65.00%	59.63%
Other Information
Production Data
Channel mix:
Retail	$5,571,462	$6,540,569	$4,003,462	(14.8)	39.2	$21,948,190	$14,465,246	51.7
Wholesale	4,268,199	4,210,478	2,354,903	1.4	81.2	14,024,741	8,339,975	68.2
Correspondent	3,267,244	3,941,552	2,115,679	(17.1)	54.4	11,680,775	7,966,917	46.6
Total production	$13,106,905	$14,692,599	$8,474,044	(10.8)	54.7	$47,653,706	$30,772,138	54.9
Channel mix – percent
Retail	43%	45%	47%			46%	47%
Wholesale	33	29	28			29	27
Correspondent	25	27	25			25	26
Total production	100%	100%	100%			100%	100%

(dollars in thousands)	Three Months Ended			% Change		Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	4Q 05 vs 3Q 05	4Q 05 vs 4Q 04	December 31 2005	December 31 2004	% Change
Purchase and refinance mix
Refinance	$5,355,002	$5,953,942	$3,645,247	(10.1)	46.9	$18,933,552	$13,009,948	45.5
Purchase	$7,751,903	$8,738,657	$4,828,797	(11.3)	60.5	$28,720,154	$17,762,190	61.7
Total production	$13,106,905	$14,692,599	$8,474,044	(10.8)	54.7	$47,653,706	$30,772,138	54.9
Purchase and refinance mix – percent
Refinance	41%	41%	43%			40%	42%
Purchase	59	59	57			60	58
Total production	100%	100%	100%			100%	100%
Applications	$16,313,387	$21,013,044	$11,491,629	(22.4)	42.0	$70,604,085	$46,522,624	51.8
Mortgage Servicing Data
Total loans serviced (EOP)	105,560,533	97,377,709	79,905,188	8.4	32.1	105,560,533	79,905,188	32.1
Total loans serviced for others – end of period ("EOP")	68,852,189	64,541,967	53,060,786	6.7	29.8	68,852,189	53,060,786	29.8
Carrying value of MSR's (EOP)	657,472	613,314	482,203	7.2	36.3	657,472	482,203	36.3
Ratio of carrying value of MSR's to total
loans serviced for others	0.955%	0.950%	0.909%			0.955%	0.909%

[1]	Provision for loan losses represents net charge-offs for the lines of business.

[2]	Shareholder's equity is not allocated to the lines of business at this time; business line performance does not include the funding benefit that would result from holding shareholder's equity at the line of business level.

Wealth and Investment Management Line of Business

(dollars in thousands)	Three Months Ended			% Change		Twelve Months Ended
	December 31	September 30	December 31	4Q 05 vs	4Q 05 vs	December 31	December 31%
	2005	2005	2004	3Q 05	4Q 04	2005	2004	Change
Statement of Income
Net interest income	$95,500	$87,984	$75,000	8.5%	27.3%	$344,075	$243,464	41.3%
FTE adjustment	16	16	13	0.0	23.1	64	48	33.3
Net interest income – FTE	95,516	88,000	75,013	8.5	27.3	344,139	243,512	41.3
Provision for loan losses[1]	5,842	1,886	999	209.8	484.8	8,881	3,780	134.9
Net interest income after provision for loan losses – FTE	89,674	86,114	74,014	4.1	21.2	335,258	239,732	39.8
Noninterest income	240,401	237,450	231,158	1.2	4.0	944,460	821,622	15.0
Securities gains/(losses), net	—	(30)	—	(100.0)	0.0	(191)	(243)	(21.4)
Total noninterest income	240,401	237,420	231,158	1.3	4.0	944,269	821,379	15.0
Noninterest expense	241,234	230,010	232,927	4.9	3.6	939,014	800,031	17.4
Amortization of intangible assets	3,719	3,719	3,307	0.0	12.5	14,709	7,648	92.3
Total noninterest expense	244,953	233,729	236,234	4.8	3.7	953,723	807,679	18.1
Income before provision for income taxes	85,122	89,805	68,938	(5.2)	23.5	325,804	253,432	28.6
Provision for income taxes	33,805	33,699	20,510	0.3	64.8	123,945	89,433	38.6
FTE Adjustment	16	16	13	0.0	23.1	64	48	33.3
Net income	$51,301	$56,090	$48,415	(8.5)	6.0	$201,795	$163,951	23.1
Total revenue – FTE	$335,917	$325,420	$306,171	3.2	9.7	$1,288,408	$1,064,891	21.0
Average Balance Sheet
Loans	$8,079,697	$7,896,095	$7,434,538	2.3	8.7	$7,809,639	$6,230,915	25.3
Goodwill	303,231	303,452	235,632	(0.1)	28.7	302,211	148,695	103.2
Other intangible assets excluding MSR's	131,600	135,459	133,438	(2.8)	(1.4)	134,881	73,955	82.4
Total assets	8,851,230	8,661,798	8,075,697	2.2	9.6	8,565,814	6,659,258	28.6
Total deposits	9,541,291	9,712,821	9,386,560	(1.8)	1.6	9,579,760	7,929,093	20.8
Shareholder's equity is not allocated at this time[2]
Performance Ratios
Efficiency ratio	72.92%	71.82%	77.16%			74.02%	75.85%
Impact of excluding cost of intangible assets	(2.12)	(2.20)	(2.20)			(2.26)	(1.51)
Tangible efficiency ratio	70.80%	69.62%	74.96%			71.76%	74.34%
Other Information
Total assets under advisement – period-end
Assets under adminstration
Managed (discretionary) assets	$135,309,399	$133,598,278	$126,400,000	1.3	7.0
Non-managed assets	45,546,613	48,713,372	41,200,000	(6.5)	10.6
Total assets under administration	180,856,012	182,311,650	167,600,000	(0.8)	7.9
Brokerage assets	33,405,436	30,100,000	26,500,000	11.0	26.1
Corporate trust assets	28,280,494	25,417,912	24,900,000	11.3	13.6
Total assets under advisement	$242,541,942	$237,829,562	$219,000,000	2.0	10.7

[1]	Provision for loan losses represents net charge-offs for the lines of business.

[2]	Shareholder's equity is not allocated to the lines of business at this time; business line performance does not include the funding benefit that would result from holding shareholder's equity at the line of business level.

Corporate Other and Treasury

(dollars in thousands)	Three Months Ended			% Change		Twelve Months Ended
	December 31	September 30	December 31	4Q 05 vs	4Q 05 vs	December 31	December 31%
	2005	2005	2004	3Q 05	4Q 04	2005	2004	Change
Statement of Income
Net interest income	$69,721	$93,112	$126,739	(25.1)%	(45.0)%	$391,272	$259,224	50.9%
FTE adjustment	3,771	3,765	3,933	0.2	(4.1)	15,139	10,568	43.3
Net interest income – FTE	73,492	96,877	130,672	(24.1)	(43.8)	406,411	269,792	50.6
Provision for loan losses[1]	(672)	(4,113)	(7,339)	(83.7)	(90.8)	(15,301)	(54,751)	(72.1)
Net interest income after provision for loan losses – FTE	74,164	100,990	138,011	(26.6)	(46.3)	421,712	324,543	29.9
Noninterest income	25,039	12,555	10,309	99.4	142.9	65,297	7,729	744.9
Securities gains/(losses), net	(698)	(1,990)	(19,535)	(64.9)	(96.4)	(9,578)	(41,725)	(77.0)
Total noninterest income	24,341	10,565	(9,226)	130.4	(363.8)	55,719	(33,996)	(263.9)
Noninterest expense	14,112	(3,690)	(5,783)	(482.3)	(344.1)	(24,959)	29,996	(183.2)
Amortization of intangible assets	221	223	224	(0.9)	(0.9)	893	224	298.7
Merger expense	6,538	12,104	28,401	(46.0)	(77.0)	98,642	28,401	247.3
Total noninterest expense	20,871	8,637	22,842	141.7	(8.6)	74,576	58,621	27.2
Income before provision for income taxes	77,634	102,918	105,943	(24.6)	(26.7)	402,855	231,926	73.7
Provision for income taxes	113	20,112	19,373	(99.4)	(99.4)	68,805	8,593	700.7
FTE Adjustment	3,771	3,765	3,933	0.2	(4.1)	15,139	10,568	43.3
Net income	$73,750	$79,041	$82,637	(6.7)	(10.8)	$318,911	$212,765	49.9
Total revenue – FTE	$97,833	$107,442	$121,446	(8.9)	(19.4)	$462,130	$235,796	96.0
Average Balance Sheet
Loans	$228,042	$275,418	$365,168	(17.2)	(37.6)	$268,842	$201,216	33.6
Securities available for sale	24,738,196	25,824,666	26,930,829	(4.2)	(8.1)	26,180,064	23,776,066	10.1
Goodwill	7,481	4,352	43,899	71.9	(83.0)	8,731	11,033	(20.9)
Other intangible assets excluding MSR's	6,290	6,516	6,911	(3.5)	(9.0)	6,624	8,212	(19.3)
Total assets	33,854,368	35,064,194	36,045,415	(3.5)	(6.1)	35,365,894	32,248,244	9.7
Total deposits (mainly brokered and foreign)	21,145,207	18,262,385	11,057,299	15.8	91.2	17,287,490	10,106,876	71.0
Other Information
Duration of investment portfolio – period-end	2.8%	2.7%	3.0%
Net interest income interest rate sensitivity:
% Change in net interest income under:
Gradual 100 bp increase in rates over next 12 months	(0.1)%	(0.1)%	0.3%
Gradual 100 bp decrease in rates over next 12 months	0.7%	0.7%	(0.1)%

[1]	Provision for loan losses represents difference between net charge-offs for the lines of business and consolidated provision for loan losses.

Consolidated – Segment Totals

(dollars in thousands)	Three Months Ended			% Change		Twelve Months Ended
	December 31	September 30	December 31	4Q 05 vs	4Q 05 vs	December 31	December 31%
	2005	2005	2004	3Q 05	4Q 04	2005	2004	Change
Statement of Income
Net interest income	$1,187,036	$1,156,661	$1,084,204	2.6%	9.5%	$4,578,966	$3,685,155	24.3%
FTE adjustment	20,025	19,081	16,684	4.9	20.0	75,492	58,398	29.3
Net interest income – FTE	1,207,061	1,175,742	1,100,888	2.7	9.6	4,654,458	3,743,553	24.3
Provision for loan losses	48,126	70,393	37,099	(31.6)	29.7	176,886	135,537	30.5
Net interest income after provision for loan losses – FTE	1,158,935	1,105,349	1,063,789	4.8	8.9	4,477,572	3,608,016	24.1
Noninterest income	797,323	834,467	778,380	(4.5)	2.4	3,162,199	2,646,137	19.5
Securities gains/(losses), net	600	(2,069)	(19,377)	(129.0)	(103.1)	(7,155)	(41,691)	(82.8)
Total noninterest income	797,923	832,398	759,003	(4.1)	5.1	3,155,044	2,604,446	21.1
Noninterest expense	1,172,197	1,135,230	1,088,832	3.3	7.7	4,473,123	3,791,055	18.0
Amortization of intangible assets	28,192	29,737	31,759	(5.2)	(11.2)	118,964	77,582	53.3
Merger expense	6,538	12,104	28,401	(46.0)	(77.0)	98,642	28,401	247.3
Total noninterest expense	1,206,927	1,177,071	1,148,992	2.5	5.0	4,690,729	3,897,038	20.4
Income before provision for income taxes	749,931	760,676	673,800	(1.4)	11.3	2,941,887	2,315,424	27.1
Provision for income taxes	211,435	230,821	201,387	(8.4)	5.0	879,156	684,125	28.5
FTE Adjustment	20,025	19,081	16,684	4.9	20.0	75,492	58,398	29.3
Net income	$518,471	$510,774	$455,729	1.5	13.8	$1,987,239	$1,572,901	26.3
Total revenue – FTE	$2,004,984	$2,008,140	$1,859,891	(0.2)	7.8	$7,809,502	$6,347,999	23.0
Average Balance Sheet
Loans	$113,827,555	$110,818,438	$100,137,483	2.7	13.7	$108,741,987	$86,214,480	26.1
Goodwill	6,841,094	6,864,550	6,820,198	(0.3)	0.3	6,853,961	2,556,545	168.1
Other intangible assets excluding MSR's	484,277	515,182	592,902	(6.0)	(18.3)	526,813	303,760	73.4
Total assets	175,769,140	169,933,960	156,570,092	3.4	12.3	168,088,771	133,754,293	25.7
Total deposits	116,267,062	112,044,929	101,271,981	3.8	14.8	110,406,586	87,132,931	26.7
Performance Ratios
Efficiency ratio	60.20%	58.62%	61.78%			60.06%	61.39%
Impact of excluding cost of intangible assets	(1.41)	(1.49)	(1.71)			(1.52)	(1.22)
Tangible efficiency ratio	58.79%	57.13%	60.07%			58.54%	60.17%